Exhibit 13.2

Certification of Chief Financial Officer
Accompanying Annual Report on Form 20-F Report of Biovail Corporation
Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
(Chapter 63, Title 18 U.S.C. §1350(a) and (b))

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. §1350(a) and (b)), the undersigned hereby certifies that the Annual Report on Form 20-F for the fiscal year ended December 31, 2005 of Biovail Corporation (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 21, 2007	By:	/s/ KENNETH G. HOWLING
Kenneth G. Howling Senior Vice President, Chief Financial Officer